SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 21, 2002

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16755	84-1592064
(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400,, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

     On October 21, 2002, Archstone-Smith Trust (“Archstone-Smith”) issued a press release regarding its expected earnings for the third quarter of 2002. A copy of the press release is included as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Document Description

99.1	Press Release, dated October 21, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST

Dated: October 21, 2002	By:	/s/ R. Scot Sellers R. Scot Sellers Chairman and Chief Executive Officer

1

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated October 21, 2002